UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 1, 2024 (April 29, 2024)

Date of Report (date of earliest event reported)

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39680	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania	17604
(Address of Principal Executive Offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 1, 2024, Fulton Financial Corporation (the “Corporation”) issued a press release announcing the closing of the public offering described in Item 8.01 below. Copies of the press release are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The information in this Item 7.01, including in Exhibit 99.1, is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or any other filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 8.01.	Other Events.

On May 1, 2024, the Corporation completed its underwritten public offering of 19,166,667 shares of common stock at a price to the public of $15 per share, before underwriting discounts, which included 2,500,000 shares of common stock upon the exercise in full by the Underwriters (as defined below) of their option to purchase additional shares. The aggregate gross proceeds of the offering were approximately $287.5 million. The net proceeds of the offering, after deducting underwriting discounts and before deducting transaction expenses, were approximately $273.5 million. The Corporation intends to use the net proceeds of the offering for general corporate purposes, including to support new opportunities in connection with its business strategy following its previously announced acquisition of substantially all of the assets and its assumption of substantially all of the deposits and certain liabilities of Republic First Bank, doing business as Republic Bank, from the Federal Deposit Insurance Corporation.

In connection with the offering, the Corporation entered into an Underwriting Agreement, dated April 29, 2024 (the “Underwriting Agreement”), by and among the Corporation and Piper Sandler & Co. and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. Exhibits 1.1 and 5.1 to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement (File No. 333-274624) pursuant to which the offering of common stock described in this Current Report on Form 8-K has been registered with the Securities and Exchange Commission (the “SEC”).

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to certain limitations contained in the Underwriting Agreement.

Pursuant to the Underwriting Agreement, the directors and certain executive officers of the Corporation entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 60-day “lock-up” period with respect to sales of the Corporation’s securities, subject to certain exceptions.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 and other current and periodic reports, which have been, or will be, filed with the SEC and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 29, 2024, by and among Fulton Financial Corporation and Piper Sandler & Co. and BofA Securities, Inc., as representatives of the several underwriters listed in Schedule I thereto.

5.1	Opinion of Holland & Knight LLP.

23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)

99.1	Press Release announcing the closing of the offering of common stock, dated May 1, 2024.

104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2024	FULTON FINANCIAL CORPORATION

	By:	/s/ Beth Ann L. Chivinski
Beth Ann L. Chivinski
Senior Executive Vice President and
Interim Chief Financial Officer